                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement         [ ] Confidential, For use of the
                                                Commission Only (as permitted
    [ ] Definitive Proxy Statement              by Rule 14a-6(e)(2))

    [ ] Definitive Additional Materials

    [X] Soliciting Material Pursuant to Rule 14a-12

                                 H.D. VEST, INC.
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               (Name of Registrant as Specified in Its Charter)
                                      N/A
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials:

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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   (4)  Date Filed:

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



                                 PRESS RELEASE


[LOGO WELLS FARGO]

     H.D. Vest, Inc.                            Wells Fargo
Ogilvy PR Worldwide                     Media             Investor
Nyree Wright, Media Relations           Daphne Larkin     Bob Strickland
(212) 880-5348                          (415) 396-6020    (612) 667-7919

John Lovallo, Investor Relations
(212) 880-5350


                    WELLS FARGO AND H.D. VEST, INC. ANNOUNCE
               DEFINITIVE AGREEMENT FOR WELLS FARGO ACQUISITION


SAN FRANCISCO and IRVING, TEXAS, March 23, 2001 - Wells Fargo & Co. (NYSE:WFC) and H.D. Vest, Inc. (NASDAQ:HDVS) said today that they have signed a definitive agreement for Wells Fargo to acquire H.D. Vest, the nation's largest provider of financial services delivered through tax professionals. The acquisition, scheduled to be completed in the next three months, is believed to be the first of its kind in the banking industry.

Based in Irving, Texas, H.D. Vest provides comprehensive financial planning services through more than 6,000 tax and financial advisor independent contractors who manage over $16 billion in assets for some 1.8 million individuals, families and small businesses in all 50 states.

In the acquisition, which requires approval from banking regulators and shareholders of H.D. Vest, Wells Fargo will pay $21.03 in cash per share of H.D. Vest common stock and for each option of H.D. Vest, an amount equal to the difference between $21.03 and the exercise price of the option. This translates into a total acquisition value of $127.5 million on a fully diluted basis.

"H.D. Vest has built an outstanding reputation for successfully providing clients with financial, tax, and estate planning services, including securities, insurance, money management, business advice, and other financial services through a nationwide network of independent tax professionals," said Dennis Mooradian, president of Wells Fargo Private Client Services. "As such, H.D. Vest will remain a separate business unit within Wells Fargo. H.D. Vest's network of tax professionals and the client relationships they manage will benefit from the broad array of Wells Fargo capabilities, including personal trust services, mortgages, and insurance."

"Partnering with Wells Fargo will benefit all of our shareholders," said Herb D. Vest, Chairman and CEO of H.D. Vest. "Our shareholders will realize the value we have built up over the years that has been largely unrecognized in the stock market. In addition to our existing products and services, our representatives will be able to offer consumers an expanded breadth of offerings and strategic product mix to their valued clients as they deem appropriate. As part of Wells Fargo, our staff employees will have greater career opportunities because Wells Fargo believes, as we do, that our unique business model has strong growth potential in a nationwide financial services company."

H.D. Vest offers tax professionals three tools to improve the quality of the service and advice they offer customers: Personal Web Pages (PWP) for their clients, an online Advisor's desktop, and generic public web pages for the Advisor's firm. H.D. Vest also offers its tax professionals access to a wide selection of products and services through its investment advisor, broker/dealer, insurance and affiliated companies and offers many other products and services through various strategic alliances. H. D. Vest also offers tax professionals web conferencing, training in financial planning, practice development tools and multi-channel customer service support.

Wells Fargo's Private Client Services (PCS) group actively manages more than $133 billion in assets, including $60 billion for high net-worth investors. PCS financial consultants offer investment management, brokerage services, trust and private banking from PCS offices and from more than 3,000 Wells Fargo banking stores throughout 23 banking states, including the cities of Denver, Los Angeles, Minneapolis, Omaha, Des Moines, Palo Alto, Portland (Ore.), Sacramento, San Antonio, San Francisco, Scottsdale (Arizona), and Seattle.

Wells Fargo is a $272 billion diversified financial services company providing banking, insurance, investments, mortgage, and consumer finance services through more than 5,400 stores, the industry's #1 Internet bank (www.wellsfargo.com),
                                                         ------------------
and other distribution channels across North America and elsewhere internationally.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: the statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities and Exchange Commission.

                                      ###

H.D. VEST, INC. PLANS TO MAIL AN INFORMATION STATEMENT TO ITS SHAREHOLDERS CONTAINING INFORMATION ABOUT THE MERGER. INVESTORS AND THE SHAREHOLDERS OF H.D. VEST ARE ADVISED TO READ THE INFORMATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT H.D. VEST, WELLS FARGO & COMPANY, THE MERGER, THE PRINCIPAL PERSONS INVOLVED IN THE MERGER, THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies (when available) of the Information Statement and other documents filed by H.D. Vest at the Securities and Exchange Commission's website at (www.sec.gov). Free copies of the Information Statement also will be available from H.D. Vest by directing such requests to the attention of R. Bredt Norwood, 6333 North State Highway 161, Fourth Floor, Irving, Texas 75038, telephone (972) 870-6000.

H.D. Vest, Inc. also files annual, quarterly and special reports, proxy statements and other information with the SEC. These documents and other information can be inspected and copied on the SEC's web site (www.sec.gov) or at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the regional offices of the Commission located at 7 World Trade Center, New York, New York 10048 and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such materials may be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at its public reference facilities in New York, New York and Chicago, Illinois at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.


INFORMATION CONCERNING PARTICIPANTS

In connection with the merger, H.D. Vest will be filing an Information Statement with the SEC. However, H.D. Vest, Inc., its directors, executive officers, and other members of management and employees will not be soliciting proxies from H.D. Vest, Inc. shareholders in connection with the merger. As of the date of this communication, Herb D. Vest, the Chairman and Chief Executive Officer of H.D. Vest, beneficially owns approximately 69.0% of the outstanding common stock of H.D. Vest, and 100% of the outstanding preferred stock of H.D. Vest. Each of the other directors and executive officers of H.D. Vest, Inc. listed in H.D. Vest's SEC filings beneficially own less than one percent of the outstanding common stock of H.D. Vest, Inc. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Information Statement when it becomes available.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties. Actual results may vary materially from the expectations contained herein. Some of the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements include the failure of the merger to be consummated in a timely manner, if at all, and those factors described in H.D. Vest's filings with the Securities and Exchange Commission.